URS Acquisition of Scott Wilson Group Investor Presentation

June 28, 2010

URS

Forward Looking Statement

Statements contained in this presentation that are not historical facts may constitute forward-looking statements, including statements relating to the anticipated closing and benefits of the acquisition, including future financial and earnings impact, future business opportunities, future capabilities and expertise, future competitive positioning, the expected closing of the acquisition and business synergies and future economic and industry conditions. We believe that our expectations are reasonable and are based on reasonable assumptions; however, we caution you against relying on any of our forward-looking statements as such forward-looking statements by their nature involve risks and uncertainties. A variety of factors, including but not limited to the following, could cause our business and financial results, as well as the timing of events, to differ materially from those expressed or implied in our forward-looking statements: whether Scott Wilson shareholders will approve the acquisition; whether and when approval of the U.K. court and other required regulatory approvals will be obtained; whether another bidder may make a superior offer for Scott Wilson; whether any of the anticipated benefits of the acquisition will be realized; potential difficulties that may be encountered in integrating the businesses, economic weakness and declines in client spending; changes in our book of business; our compliance with government contract procurement regulations; employee, agent or partner misconduct; our ability to procure government contracts; liabilities for pending and future litigation; environmental liabilities; availability of bonding and insurance; our reliance on government appropriations; unilateral termination provisions in government contracts; our ability to make accurate estimates and assumptions; our accounting policies; workforce utilization; our and our partners' ability to bid on, win, perform and renew contracts and projects; liquidated damages; our dependence on partners, subcontractors and suppliers; customer payment defaults; our ability to recover on claims; impact of target and fixed priced contract on earnings; the inherent dangers at our project sites; impairment of our goodwill; the impact of changes in laws and regulations; nuclear indemnifications and insurance; a decline in defense spending; industry competition; our ability to attract and retain key individuals; retirement plan obligations; our leveraged position and the ability to service our debt; restrictive covenants in our credit agreement; risks associated with international operations; business activities in high security risk countries; third-party software risks; natural and man-made disaster risks; our relationships with labor unions; our ability to protect our intellectual property rights; anti-takeover risks and other factors discussed more fully in our Form 10-Q for the period ended April 2, 2010 as well as in other reports subsequently filed from time to time with the United States Securities and Exchange Commission. The forward-looking statements represent our current expectations and intentions as of the date on which made and we assume no obligation to revise or update any forward-looking statements.

Transaction Rationale

- **Expands URS' infrastructure engineering capabilities in the U.K. across long-term growth markets**
  - Expected to be among the top-ten U.K. engineering firms by revenue
  - Leading positions in rail and transit, transportation infrastructure, ports and harbors
  - Additional engineering resources to address key markets such as commercial nuclear power
- **Enhances URS' global capabilities outside of the U.K.**
  - Combined entity to have expanded global presence
  - Scott Wilson well positioned in key regional centers that complement URS' office locations
  - Expanded capabilities in China and India
- **Provides scale, capabilities and enhanced platform to win larger, more complex assignments**
  - Combined service offerings, client base and geographic reach will enable URS to compete for assignments neither company could on its own
  - Full project life-cycle capabilities
  - Enables cross-selling to respective client bases
- **Generates immediate financial benefits**
  - Accretive to GAAP EPS in fiscal 2011
  - URS maintains strong balance sheet
  - Scott Wilson's order book is £244M ($366M)[1]

[1] USD figures based on an exchange rate of 1.5 GBP per 1 USD at the close of business on June 25, 2010

URS

Transaction Overview

Per Share Consideration	• £2.10 in cash for each Scott Wilson share
Transaction Value	• £161 million Equity Value (approx. $242 million) • £156 million Enterprise Value (approx. $234 million)
Scott Wilson Valuation	• Equity Value: 11.5x Fiscal 2010 EPS • Enterprise Value: 5.0x Fiscal 2010 EBITDA
Source of Financing	• Cash on hand
Structure	• Court-Sanctioned Scheme of Arrangement
Approval Process	• Scott Wilson stockholder approvals • Court approval in U.K. • Regulatory and government approvals • Expected closing in third quarter

Overview of Scott Wilson

- Based in London, Scott Wilson has a network of 80 offices and more than 5,500 employees
- Listed on London Stock Exchange (LSE: SWG)
- Fiscal 2010 revenues of £340 ($510) million and net income of £13.6 ($20.4) million
- Scott Wilson offers a full range of infrastructure engineering services
  - Leader in rail and transit, transportation infrastructure, ports and harbors
  - Significant position in environment and natural resources

Scott Wilson Group's Revenue Mix – Fiscal 2010

Based on preliminary results for the 52-week period ended on May 2, 2010

By Sector


Environment &
Natural Resources
23%
27%
Roads
13%
Strategic
Consultancy
15%
Railways
22%
Buildings &
Infrastructure

By Geography / Reporting Segment


India
3%
4%
Middle East
Europe
9%
Asia Pacific
12%
72%
U.K. & Ireland

Compelling Addition to URS

URS

- 5th largest U.S. engineering, construction, and technical services company
- U.S. leader in infrastructure, power, environmental management, and defense
- Approx. 42,000 employees, 30 countries
- Less than 10% of revenue outside U.S.
- FY2010 revenues (est.): $9.4-9.7B
- Q1 2010 backlog: $17.5B

Scott Wilson

- One of the top U.K. engineering firms
- A market leader in infrastructure: railways, roads, airports and ports; significant position in environment and natural resources
- More than 5,500 employees, offices in 30+ countries
- FY 2010 revenues: £340M ($510M)
- FY 2010 order book: £244M ($366M)

Pro-Forma Combined

- Leading international engineering and construction services firm:
  - A market leader in U.S. and U.K.
  - Expanded international presence
- A global leader in rail, roads, power, airports, ports, and environmental markets
- Diverse markets, services and geographies
- Extensive global client base
- Local delivery through global network of offices
- Revenue outside U.S. = approximately 14%

URS

Acquisition Expands International Business


U.K. & Ireland
Scott Wilson Revenues ~ £247M ($371M)
Regional Center: London
Approximately 3,000 employees
Europe
Scott Wilson Revenues ~ £30M ($45M)
Regional Center: Warsaw
Approximately 580 employees
Asia Pacific
Scott Wilson Revenues ~ £41M ($62M)
Regional Center: Hong Kong
Approximately 1,000 employees
Middle East
Scott Wilson Revenues ~ £13M ($19M)
Regional Center: Dubai
Approximately 200 employees
India
Scott Wilson Revenues ~ £10M ($15M)
Regional Center: New Delhi
Approximately 750 employees

Note: Scott Wilson's revenues from preliminary results for the 52-week period ended on May 2, 2010

URS

Favorable Long-Term Market Outlook

- Positive long-term outlook in U.K. despite near-term austerity measures
- EU funding providing stability
  - European Infrastructure Bank is providing funding support for 30 priority infrastructure projects
- Asia Pacific market offers growth opportunities
  - China GDP expected to grow 9.5% in 2010[2]
- India infrastructure markets remain favorable
  - Roads, water, environment and power
  - Economic development and population growth driving investment
- Positioned for long-term opportunities in the Middle East
  - Saudi Arabia planning infrastructure investment

[2] World Bank estimate

Immediate Financial Benefits and Closing Schedule

- Expected to close in the third quarter of fiscal 2010
- Accretive to GAAP EPS in fiscal 2011
- Acquisition will be funded with cash on hand
- Following the transaction, URS' balance sheet remains strong
- Scott Wilson has a $366 million order book[3]

[3] Scott Wilson's preliminary results for the 52-week period ended on May 2, 2010

Conclusion

- Expands URS' infrastructure engineering capabilities in the U.K. across a range of long-term growth markets

- Enhances URS' global capabilities outside of U.K.

- Provides scale, capabilities and enhanced platform to win larger, more complex assignments

- Accretive to EPS beginning fiscal 2011